Exhibit 99.1
Howard Weil 36th Annual Energy Conference Steve Leer, Chairman and CEO Arch Coal, Inc. New Orleans April 7, 2008

Forward-Looking Information This presentation contains “forward-looking statements” — that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties arise from changes in the demand for our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission. This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA. These non-GAAP financial measures are not measures of financial performance in accordance with generally accepted accounting principles and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income from operations, cash flows from operations, earnings per fully-diluted share or other measures of profitability, liquidity or performance under generally accepted accounting principles. You should be aware that our presentation of these measures may not be comparable to similarly-titled measures used by other companies. A reconciliation of these financial measures to the most comparable measures presented in accordance with generally accepted accounting principles has been included at the end of this presentation.

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Developing nations will increase energy use, putting pressure on global supply Electricity Usage per Capita Passenger Vehicles per 1,000 People 15,000 600 U.S. Italy U.S. Australia Australia 12,000 450 U.K. 9,000 S. Korea 300 -hours per capita Russia U.K. 6,000 Malaysia kilowatt Italy cars per 1000 people S. Korea 150 Russia Malaysia 3,000 Mexico Mexico China India India China 0 0 $0$10,000 $20,000 $30,000 $40,000 $0 $10,000 $20,000 $30,000 $40,000 GDP per capita (in U.S. $) GDP per capita (in U.S. $) Source: United Nations’ Human Development Report 2007, 2006 World Development Indicators (World Bank) Slide 3

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Coal’s advantage: billions of tons abundant, secure and widely dispersed of oil equivalent 200 Coal 100 Natural Gas 0 Oil Russia North America Europe Middle East China India Other Asia Pacific Central and South America Africa Based on current production levels and proven reserves, coal should outlast both gas supplies and oil reserves by roughly 4 times Source: ACI, Bank of America, BP Statistical Review 2007 and Blackwell Energy Research Slide 4

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Reserve margins for the U.S. power grid will fall below target levels without adequate investment Year when reserve margin is expected to fall below target level, by region 2010 2009 2009 California New England S. Nevada Arizona 2011 New Mexico New York Rocky Mountain 2012 2015 2009 America has long had one of the world’s most reliable power systems. Without investment, that could soon change. Source: NERC 2007 Long-Term Reliability Assessment Slide 5

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Coal is — and will remain — a vital part of America’s energy future U.S. Energy Reserves U.S. Petroleum Supply U.S. Fuel Prices (in trillion Btu) (million barrels per day) ($/million Btu at 3/28/08) >20x $17.93 = $104 OPEC Other per 35% Imports bbl 30% >10x $9.94 Coal: 94% Domestic 35% $0.85 Coal Natural Gas Oil Domestic OPEC Non-OPEC PRB Natural Crude 8800 Gas Oil FOB rail Wellhead (Q2 2008) (May 2008) Source: EIA, Platts, Argus Coal Daily and NYMEX Slide 6

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Over the long term, clean-coal technologies can broaden market demand for coal A plug-in hybrid is one Coal can be converted Gasification can reduce entry for coal into the into transportation fuel emissions and transform transportation market coal into pipeline-quality • At current oil prices, natural gas • Likely to create coal-to-liquids significant off-peak facilities are • IGCC and CCS should demand for electricity economically feasible enable coal to prosper in a carbon-constrained world Public policy initiatives aimed at domestic energy security are spurring debate on energy legislation and incentives for clean-coal technology development Source: ACI Slide 7

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Since 1970, coal has been used in increasingly clean ways in the United States 200% +182% Electricity 150% from Coal 100% 50% 0% -50% NOx -33% -55% SO2 -100% PM10 -83% 1970 1975 1980 1985 1990 1995 2000 2005 2006 • More progress is expected under existing regulations • Higher efficiency rates and carbon capture technologies create opportunities for reducing carbon intensity as well Source: NMA, EPA NOx (Nitrogen Oxide), SO2 (Sulfur Dioxide), PM10 (Particulate Matter) Slide 8

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Coal was the world’s fastest-growing fuel source over the past five years Cumulative Percent Change in Global Energy Consumption 2001 — 2006 (in million tonnes of oil equivalent) Coal 30% • Fossil fuels are Nat. Gas 16% expected to remain dominant global energy sources through 2030 Hydro 15% • Growth in coal demand 9% will be driven by Oil consumption in the developing world, Nuclear 6% with gains in the developed world as well China & India USA Europe Rest of World Source: BP Statistical Review of World Energy 2007 Slide 9

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Developed nations must adopt climate solutions and export them to developing nations CO2 Emission Trends • China surpassed (1990 — 2030) the U.S. in GHG 15 Rest of emissions in 2007 Non-OECD 12 • The growth rate of GHG emissions in China developing nations 9 2 is likely to significantly Rest of OECD Gt of CO United States exceed that of 6 developed nations 3 • Developed nations must invest in more clean coal technology 0 research & development 1990 1995 2000 2005 2010 2015 2020 2025 2030 Source: IEA World Energy Outlook 2006, Guardian Slide 10

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Many public sources recognize that coal will remain part of any energy solution • “...the priority objective with respect to coal should be the successful demonstration of a large-scale integrated CCS system — capture, transportation and storage.” • “Our second and equally important premise is that coal will continue to play a large and indispensable role in a greenhouse gas constrained world.” • “Coal will continue to be important in the energy mix around the world, including fast-growing economies.” • “Extensive carbon capture and storage will be necessary to allow the continued use of fossil fuels without damage to the atmosphere...” Source: U.S. Massachusetts Institute of Technology (MIT) Study, U.K. Stern Review Slide 11

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Explosive growth in international coal markets underscores the shortage of energy around the globe Americas Europe/Africa Asia/Pacific Americas expected to Europe/Africa should Asia’s net exports almost double net increase its net projected to decline coal exports in 2008 imports in 2008 significantly in 2008 — Driven by increase in — Significant export — Driven by strong exports from USA declines from economic growth in South Africa developing nations Americas imports expected to decline — Large switch from — Severe supply from 2007 levels domestic to imported constraints in coal in Europe traditional coal — Driven by lower export nations — Coal production import levels into USA declines in Europe Global coal supply and demand flows suggest that the world is short of coal by 25 million to 35 million metric tons in 2008, with continued significant supply deficits in 2009 and beyond Source: ACI Slide 12

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Robust international coal markets also are influencing domestic coal markets U.S. Exports (in million tons) • In 2007, U.S. coal exports reached 80 Steam Coal highest level since 2000 Met Coal — Higher coal consumption in Asia coupled with severe supply constraints 59 in traditional export nations 49 — Growing global steel demand — Weak U.S. dollar • Arch expects U.S. coal imports to decline by 10 million tons in 2008 • Arch expects U.S. coal exports to increase meaningfully in 2008 — U.S. coal increasingly valued for purposes of supply diversification 2006 2007 2008E Source: ACI, NMA and MSHA Slide 13

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Rebalancing trends in 2007 have set the stage for stronger U.S. coal markets in 2008 U.S. Coal Industry Trends In 2007: (2007, in million tons) • Increased coal consumption and reduced production levels helped Consumption* +20 domestic coal markets to rebalance • These trends reduced the build in -17 Production generator stockpiles Year-to-date 2008 (through 3/29/08 est.): · Electric generation demand is • U.S. coal production is up 3% up close to 1% on a tough comp — Higher lower-Btu PRB production — U.S. coal consumption is offsets lower CAPP production likely up more +3 — Increased U.S. coal exports — Higher rate of nuclear outages • Arch estimates that generators had — Strong demand for heating; a 52 days supply at end of March lower LNG imports Source: ACI, NMA and MSHA * Coal consumption for electric generation Slide 14

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Largest coal plant build-out since 1980 will meaningfully expand coal demand Anticipated Supply Region for • Build-out of close to 16 GW Coal Plants Under Construction (in millions of tons) translates into 54 million tons of new annual coal demand over 21 next five years, with substantial increases in 2009 and 2010 14 • Arch’s reserve base strategically 7 positioned to service more than two-thirds of these new plants 0 2008 2009 2010 2011+ • More than 9 GW, representing an PRB CAPP Illinois NAPP Other additional incremental 33 million tons, is currently in advanced permitting stages Source: Platts and ACI Slide 15

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Arch Coal is positioned for the future • One of the largest coal producers in the U.S. • Core business is providing U.S. power generators with cleaner-burning, low-sulfur coal for electric generation — Supplies roughly 12% of U.S. coal needs — Provides source fuel for roughly 6% of U.S. electricity • Talented workforce operates large, modern mines • Industry leader in mine safety, productivity and reclamation Source: ACI Slide 16

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Arch’s national scope of operations and reserve base includes presence in four major U.S. coal basins Illinois Basin Powder River Knight Hawk Basin 1 2 1. Coal Creek 2. Black Thunder 1 2 3 214 4 3 Western Central Bituminous Appalachia 1. Skyline 1. Mountain Laurel 2. Dugout 2. Coal-Mac 3. Sufco 3. Cumberland River 4. West Elk 4. Lone Mountain 2.9-Billion Ton Reserve Base Compliance Low-sulfur PRB WBIT ILB CAPP (1,753) (460) (376) (338) High-sulfur Source: ACI at 12/31/07 Slide 17

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Arch has one of the industry’s strongest and cleanest balance sheets Net Debt as Percentage of Capitalization Legacy Liabilities of (at 12/31) $3,431 Largest U.S. Coal Companies (12/31/07, in millions) 83.9% Workers’ Comp Post-Retirement Medical Reclamation 58.0% Pension 46.2% 46.0% $1,302 38.9% $759 $389 $336 2000 2002 2004 2006 2007 Peer 1 Peer 2 Peer 3 Peer 4 ACI Source: SEC filings compiled by ACI Slide 18

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Arch’s future success hinges on three key pillars of performance Operating the world’s Acting as responsible Achieving superior safest coal mines citizens and good financial results • Awarded MSHA’s environmental stewards • Ranked by Forbes as Sentinels of Safety honor • 2007 was best year for one of America’s most for operating the nation’s compliance in Arch history trustworthy companies safest underground coal mines in 2006 and 2007 and best among peers • Operated three of top • Ranked first among coal • Earned three National eight most productive industry peers for safety Good Neighbor Awards longwall mines last year performance last year in past four years • Surface mines produced • 2007 was second-best • U.S. Department of 170% more tons per year on record for total Interior Award in 2007 for employee shift than incident rate best surface reclamation industry average in 2007 Source: ACI and Public Sources Slide 19

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Arch’s mines are strategically positioned to capitalize on dynamic trends in coal markets Central Appalachia Western Bituminous Powder River Basin • Timing of start-up of • Export growth and • Supply constraints in Mountain Laurel supply pressures in other regions and longwall in 2007 was eastern U.S. will sufficient PRB rail advantageous influence price capacity should pull coal east • Flexibility to sell 4 to 5 • Arch benefits as million tons into largest producer • Arch will benefit from international and rising domestic prices • Have signed domestic metallurgical significant export • In discussions to and PCI markets business export PRB coal Source: ACI Slide 20

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Arch’s growing international sales have supplied coal to customers on five continents Canada1 Germany1,2Ukraine1,2France1,2Czech1,2Spain1,2Hungary1,2 Japan2Morocco1Turkey1,2Mexico1 Brazil2 1 — Steam sales 2 — Met sales Source: ACI Slide 21

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Arch is advancing clean-coal technology development via a proposed coal-to-liquids plant in Wyoming World Total Liquids Production Mine-Mouth CTL Plant (in million barrels per day, per EIA) Non-OPEC 117.7 OPEC 84.3 48% 42% Transportation Fuel Chemical Feedstock 52% 58% 2005 2030 • World oil consumption needs are growing, and increasingly will be • Arch owns an equity interest in supplied by OPEC DKRW Advanced Fuels • CTL can have a positive impact • Proposed plant would capture CO2 on the U.S. economy, security to enhance recovery and environment in domestic oil fields Source: EIA and ACI Slide 22

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Arch expects a record performance in 2008 and continued re-investment in core business Earnings Per Share EBITDA* Capital Spending** (as given on Feb. 1, 2008) (in $ millions) (in $ millions) $2.00-$2.50 $680-$790 $310-$340 $258 $472 $1.21 2007 2008E 2007 2008E 2007 2008E • Arch expects significant expansion in earnings per share and adjusted EBITDA • Continue to execute a market-driven approach with leverage to the upside potential in coal markets — Low-level of capital spending Source: ACI *EBITDA reconciliation is at end of presentation ** Excluding reserve additions Slide 23

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Arch’s selective approach to signing new contracts retains future upside potential Arch Unpriced Volume Benchmark Coal Index Prices (in millions of tons at 12/31/07) (prompt quarter delivery, $/short ton and 52-week % price change ) $118.61 95-105 +75% 85-95 $83.25 +98% $44.00 +31% 15-25 $15.00 +82% PRB 8800 Utah/CO CAPP CSX CIF ARA 2008 2009 2010 11,700 12,500 11,200 0.8# SO2 Steam Coal Metallurgical Coal 0.9# SO2 1.4# SO2 <1.8# SO2 FOB railcar Source: ACI, Argus Coal Daily 3/30/08 Slide 24

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Arch continuously evaluates all avenues for value creation Organic Growth Strategic Growth Invest in core businesses to Consider acquisitions or enhance profit growth and other investments that return on capital, evaluate strategically fit opportunities to further upgrade and create value and expand reserve base Shareholder Returns Market Expansion Capital Structure Enhancement Consider investments to Maintain strong balance sheet, expand market for coal and consider other vehicles (and improve coal’s value proposition) for value creation, such as through Btu-conversion and other share repurchases or dividend advanced coal technologies increases, when advantageous Source: ACI Slide 25

EBITDA Reconciliation Chart Included in the accompanying presentation, we have presented certain non-GAAP measures as defined by Regulation G. The following reconciles these items to net income as reported under GAAP. Adjusted EBITDA is defined as net income before the effect of net interest expense; income taxes; our depreciation, depletion and amortization; expenses resulting from early extinguishment of debt; and other non-operating expenses. Adjusted EBITDA is not a measure of financial performance in accordance with generally accepted accounting principles, and items excluded to calculate Adjusted EBITDA are significant in understanding and assessing our financial condition. Therefore, Adjusted EBITDA should not be considered in isolation nor as an alternative to net income, income from operations, cash flows from operations or as a measure of our profitability, liquidity or performance under generally accepted accounting principles. We believe that Adjusted EBITDA presents a useful measure of our ability to service and incur debt based on ongoing operations. Furthermore, analogous measures are used by industry analysts to evaluate operating performance. Investors should be aware that our presentation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies. The table below shows how we calculate Adjusted EBITDA. Arch Coal, Inc. and Subsidiaries Targeted Results Year Ended Year Ended 12/31/07 December 31, 2008 Low High (in $000s) (Unaudited) Net income $174,929 $290,000 $362,000 Income tax expense (19,850) 25,000 58,000 Interest expense, net 72,265 85,000 80,000 Depreciation, depletion and amortization 242,062 280,000 290,000 Expenses from early debt extinguishment and other non-operating 2,273 — - Adjusted EBITDA $471,679 $680,000 $790,000 Source: ACI